BMO
Coal Symposium

Mark Spurbeck, Chief Financial Officer

November 10, 2021

Peabody



DELIVERING
RESULTS
GENERATING
VALUE





Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that Peabody expects will occur in the future are forward-looking statements. They may include estimates of sales and other operating performance targets, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company's products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management's plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond Peabody's control, including the ongoing impact of the COVID-19 pandemic and factors that are described in Peabody's Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2020, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody's website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Peabody's Three Strategies for Value Creation

1) SEABORNE

Continuing to reweight investments toward greater seaborne thermal and metallurgical coal to capture ***higher growth Asian demand***

2) U.S. THERMAL

Optimizing our lowest-cost and highest-margin U.S. thermal assets to ***maximize cash generation***

3) FINANCIAL

Executing our financial approach of generating cash, ***reducing debt*** *and investing wisely*

Peabody: Leading Global Coal Producer Providing Essential Products for Baseload Electricity and Steel

Seaborne Thermal	***Seaborne Met***	***U.S. Thermal***
Coal delivered primarily to Asia	Coal delivered to Asia and Europe	Coal delivered to U.S. customers in 20+ states
Anchored by tier one Wilpinjong Mine	Cost improvement initiatives reduced costs per ton by 12% YOY	Lowest cost PRB operations; ILB strong sales book
Consistently high margins throughout price cycle	Essential product needed for steelmaking	Muted supply response to heightened demand


Segment Deep Dive

North Antelope Rochelle Mine

Seaborne Platform Well-Positioned to Serve Higher-Growth Demand Centers with a Diversity of Products

STRATEGY

Operate safe and sustainable mines serving higher-growth Asian-Pacific demand centers, while exploring means to enhance the platform and improve our cost position



Shoal Creek
Coppabella
Moorvale
Middlemount
Wambo Underground
Wilpinjong
Wambo Open-Cut
Metropolitan

Eight operations providing a diverse suite of metallurgical and thermal coal products to customers in Europe and Asia

Peabody

Seaborne Thermal Coal Segment Margins to Benefit from Highest Prices in over 10 years

- Seaborne thermal prices surged to the highest levels in over 10 years
- Supply hampered by rain, rail and production issues
- Markets expected to remain tight as response to elevated demand remains muted
- Peabody's Wambo complex offers products that price with reference to GlobalCoal "NEWC"; Wilpinjong export coal prices at a 5-20% discount to API-5



Newcastle Index Price
(USD per tonne)
$280
$240
$200
$160
$120
$80
$40
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18
Nov-19
Nov-20
Nov-21
NEWC Prompt

Peabody

Seaborne Thermal: Represents Tier One Assets with Strong Margins

Seaborne Thermal Volumes, Revenues and Costs



20 Mt
19 Mt
17-18 Mt
17-18 Mt
Priced Volume
Priced Volume
$50
$37
$49
$33
$29
$34
2019
2020
2021E
2022E
Wilpinjong Domestic
Wilpinjong Export
Wambo UG and OC
Estimate
Revenues per Ton
Costs per Ton

- Investing in Seaborne Thermal platform to extend life of assets with Wambo JV and Wilpinjong extension
- Wilpinjong is one of Australia's lowest-cost coal mining operations with approximately six million tons of annual export volumes
- Hedged over two million tonnes at $84 per tonne to extend Wambo UG mine life through 2023 and preserve further optionality
- Strong margins and cash flows anticipated with current and forward prices

Peabody

Note: 2021E Revenues per Ton represents Priced Volumes as of 9/30/2021.

Global Economic Indicators Remain Positive for a Favorable Seaborne Met Market

- Economic indicators remain positive for continued strong global GDP growth; fiscal stimulus will be supportive for demand growth
- Favorable macro backdrop is expected to provide continued support for commodities and coal prices
- Steel prices are 50% higher than anytime in the past decade, supporting strong met coal prices, with Australian hard coking coal prices at record levels



Met Coal Index Price
(USD per tonne)
$450
$350
$250
$150
$50
Oct-18
Apr-19
Oct-19
Apr-20
Oct-20
Apr-21
Oct-21
LV HCC (spot) $/mt
LV PCI (spot) $/mt

- Peabody's CMJV is a PCI benchmark product; Metropolitan is 65/25/10% Semi-hard / PCI / Thermal product; Shoal Creek is a High Vol A product

Peabody

Seaborne Metallurgical: Delivering Increased Volumes and Lower Costs into Robust Market



Seaborne Met Volumes, Revenues and Costs
8 Mt
6 Mt
5-5.3 Mt
7+ Mt
Priced Volume
$128
$110
$109
$86
$100
$93
2019
2020
2021E
2022E
CMJV
Metropolitan
Shoal Creek
Millennium
Estimate
Revenues per Ton
Costs per Ton

- Shoal Creek and Metropolitan resume production in 2021 with higher volumes projected in 2022
- Improvement initiatives at all met operations driving higher margins
- Moorvale South, at CMJV, is expected to be in production in the first half of 2022 resulting in improved quality and price realizations
- Middlemount JV equity ownership provides an additional two million tons of PCI / SHCC exposure

Peabody

Note: 2021E Revenues per Ton represents Priced Volumes as of 9/30/2021.
2021E Revenues and Costs per Ton exclude Shoal Creek.

Key Takeaways: Seaborne Thermal and Metallurgical

1. Operational Excellence: Drives safety, productivity, cost efficiency, reclamation
2. Strategically positioned to serve higher-growth Asia-Pacific demand centers
3. Strengthens and diversifies company's portfolio, offering substantial upside price exposure
4. Tier-One thermal segment delivers superior margins anchored by premier, low-cost Wilpinjong Mine
5. Organic growth options being evaluated and pursued to extend lives and increase qualities
6. Continually evaluating ways to enhance the platform and expand margins



Peabody

Powder River Basin and Other U.S. Thermal: Strategically Positioned, Providing Reliable Value



Strategy

Capitalize on highly productive, low cost, responsible operations with substantial reserves to maximize cash flow

Nine operations with some of the lowest costs in the industry providing long-term stable supply to U.S. coal plants

Peabody

U.S. Thermal Coal Segments Benefiting from Elevated U.S. Power Demand and Global Market Tightness

- U.S. coal generation increased 26% over prior year to 23% with high natural gas prices and a 3% increase in electricity demand over prior year
- Coal inventories decreased by 54 million tons year to date
- Natural gas prices hit levels not seen since 2014
- Total U.S. exports YTD up 29% due to lack of global supply allowing more expensive coal to compete in seaborne markets



U.S. Generation Mix
2%
7%
9%
19%
38%
24%
2%
7%
11%
19%
41%
19%
2%
6%
13%
19%
37%
23%
YTD SEP 2019
YTD SEP 2020
YTD SEP 2021
Coal
Natural Gas
Nuclear
Solar/Wind
Hydro
Other

Powder River Basin: Operates as a Complex; Sharing Resources, Technologies, Contracts to Maximize Returns

Powder River Basin Volumes, Revenues and Costs



108 Mt
87 Mt
85-90 Mt
90+ Mt
Priced Volume
$11.37
$11.37
$11.00
$9.32
$9.14
$9.35
2019
2020
2021E
2022E
NARM
Caballo
Rawhide
Revenues per Ton
Costs per Ton

- Three operations provide diversity of products and sourcing options, in addition to multiple loadout options and cost / capital synergies
- Focused on mine optimization and multi-year sales agreements
- Most competitive region against natural gas prices
- Increased near-term production from refurbishment of idled equipment

Peabody

Note: 2021E Revenues per Ton represents Priced Volumes as of 9/30/2021.

Other U.S. Thermal: Supplies Regional Demand Under Term Agreements; Strong Margins Due to Proximity to Customer



Other U.S. Thermal Volumes, Revenues and Costs
28 Mt
18 Mt
16-17 Mt
18-19 Mt
$47
$39
$40
$34
$30
$31
2019
2020
2021E
2022E
Illinois Basin
Kayenta
El Segundo
Twentymile
Estimate
Revenues per Ton
Costs per Ton

- Ramping up volumes in 2022 by approximately two million tons to meet increased demand
- Reached agreements that will support the expected operation of Twentymile mine in Colorado through 2027
- Signing agreements in the Illinois Basin with higher pricing through 2025

Note: 2021E Revenues per Ton represents Priced Volumes as of 9/30/2021.

Key Takeaways: Powder River Basin and Other U.S. Thermal

1. Operational Excellence: Drives safety, productivity, cost efficiency, reclamation
2. Strategically positioned in best U.S. regions
3. Operates core regions as complexes, sharing resources, contracts to maximize returns
4. Data driven analytics to increase competitiveness, reduce costs
5. Contracting strategy provides long-term revenue visibility for operations planning
6. Strong cash generator



Peabody

Enhancing Financial Strength: Debt Reduction and Enhanced Liquidity

- Refinancing completed in Q1 2021 resulted in meaningful extension of debt maturities to December 2024 and landmark surety agreement
- Retired ~$250 million of senior secured debt year to date through open market purchases and debt for equity exchanges
- Issued ~20 million common shares under a 25 million share "at the market" equity program raising over $216 million of cash



Total Debt
($ in millions)
~$250 MILLION YTD REDUCTION
$1,548
~$1,300
As of Dec 31, 2020
As of Oct 28, 2021

Peabody

Enhancing Financial Strength: Cash Flow Improvements and Liability Management

- Significant cash flow forecasted on expected **HIGHER SEABORNE AND U.S. THERMAL PRICING**
- Continue **DISCIPLINED** cost and capital allocation practices
- Positioning each operation to be profitable in **ALL MARKET CYCLES** through cost improvement initiatives and sales strategies
- Advancing actions to reduce **LEGACY LIABILITIES**
- Sale of non-operating assets for **CASH GENERATION** and **LIABILITY REDUCTION**


BTU

Near Term Focus: Positioning Company for Long-Term Success

Resilience in all Market Cycles

Pay down debt and continue focus on cost structures to be resilient in all market cycles

Organic and Synergistic Growth

Low-cost growth opportunities utilizing idled equipment, organic extensions and selective reserve acquisitions

Growing with Our Customers

Aligning with our customers' needs and securing long term contractual commitments to be the producer of choice

M&A Growth

Opportunities to reweight towards seaborne markets



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